Kumamoto Earthquake	12 Months Ended
Mar. 31, 2019
Unusual or Infrequent Items, or Both [Abstract]
Kumamoto Earthquake
18.	Kumamoto Earthquake

In April 2016, a series of earthquakes occurred in the Kumamoto region of Japan. These earthquakes caused damage to certain fixed assets, including buildings, machinery and equipment, as well as inventories in manufacturing sites located in the Kumamoto region.

For the fiscal year ended March 31, 2017, Sony incurred incremental losses and associated expenses including repair costs of fixed assets and a loss on disposal of inventories directly related to the damage caused by the earthquakes of 16,682 million yen. These losses and expenses were primarily recorded in cost of sales in the consolidated statements of income and were offset by insurance recoveries of 10,682 million yen, as described below. In addition, Sony incurred other expenses of 9,365 million yen, which included idle facility costs at manufacturing sites. These expenses were primarily recorded in cost of sales in the consolidated statements of income.

Sony has insurance policies that cover certain damage directly caused by the earthquakes for Sony Corporation and certain of its subsidiaries, including damage at manufacturing sites. The insurance policies cover the damage and costs associated with fixed assets and inventories, as well as incremental expenses including removal and cleaning costs. These policies also provide business interruption coverage, including coverage for lost profits. For the fiscal year ended March 31, 2017, Sony recorded insurance receivables of 10,682 million yen, representing a portion of the insurance recoveries that were deemed probable of collection up to the extent of the amount of corresponding losses recognized in the same period. Of the insurance receivables recorded during the period, substantially all relate to damaged assets and inventories, and do not include amounts for business interruption or lost profits. Sony concluded that the recoveries from insurance claims are probable based on the coverage under valid policies, communications with the insurance carriers, Sony’s past claims history with the insurance carriers, and Sony’s assessment that the insurance carriers have the financial ability to pay the claims. In March 2017, 10,000 million yen was agreed to by the insurance carriers. These receivables are recorded within other receivables, whereas the remaining receivables of 682 million yen is recorded in other current assets in the consolidated balance sheets as of the fiscal year ended March 31, 2017.

Sony has underwritten 2,000 million yen in reinsurance policies for the above insurance carriers related to the policy described above. The amount was recorded in other current liabilities in the consolidated balance sheets as of the fiscal year ended March 31, 2017 and was paid to the insurance carriers in the fiscal year ended March 31, 2018.

In April 2017, the remaining insurance claims of 10,000 million yen that were mainly for business interruption coverage were agreed to by the carriers. As a result, the total amount of insurance recoveries paid to Sony in April 2017 was 20,000 million yen. 9,318 million yen, which was the difference between 20,000 million yen and 10,682 million yen as described above, was recorded in other operating revenue for the fiscal year ended March 31, 2018. The proceeds from insurance recoveries were presented as cash flows from operating activities in the consolidated statements of cash flows for the fiscal year ended March 31, 2018.